SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                           August 7, 1996

                    Inter-Regional Financial Group, Inc.
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750


Item 5.   OTHER EVENTS

          Reference is made to Exhibit 99 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99 Press release regarding IFG Board declares regular 15-cent dividend and authorizes extension of share repurchase plan.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           INTER-REGIONAL FINANCIAL GROUP, INC.
                                        Registrant


Date:  August 8, 1996         By:  Louis C. Fornetti
                                   -----------------------------
                                   Louis C. Fornetti
                                   Executive Vice President &
                                   Chief Financial Officer

                              By:  Daniel J. Reuss
                                   ------------------------------
                                   Daniel J. Reuss
                                   Senior Vice President,
                                   Corporate Controller
                                   & Treasurer


      INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
                        INDEX OF EXHIBITS


Exhibit No.

99            - Press release  regarding IFG Board declares
                regular 15-cent dividend and authorizes
                extension of share repurchase plan.